Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2019 SECOND QUARTER RESULTS

DENVER, COLORADO, Wednesday, July 31, 2019. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended June 30, 2019.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, "MDC turned in another strong performance in the second quarter of 2019, generating net income of $55 million, or $0.86 per diluted share. We continued to see healthy demand for our new home offerings during the quarter, with a 32% year-over-year increase in net new orders on an absorption pace of 4.1 homes per community per month. The robust demand we experienced has helped to stabilize the environment for pricing and incentives, which allowed us to achieve a homebuilding gross margin for the quarter of 19.5%. It also resulted in the biggest quarter-end unit backlog for our company in over 13 years. These achievements were a direct result of the investments we have made over the last several years, our focus on the more affordable segment and the ability of our talented employees to execute our strategic plan."

Mr. Mizel continued, "We ended the second quarter with 14% more active communities than we had at the end of the second quarter of 2018. A majority of these communities are targeted for the more affordable segment, which continues to be the deepest part of the market. We believe this combination of higher community count and favorable market positioning provides MDC with the opportunity for growth as we enter the second half of 2019."

Mr. Mizel concluded, "Our return metrics have improved significantly over the last several years thanks to the strategic moves we have made. We believe this operational momentum, coupled with our industry-leading dividend payout and balance sheet strength, provide MDC with a path to continued success.”

2019 Second Quarter Highlights and Comparisons to 2018 Second Quarter

●	Home sale revenues of $732.8 million, down 2% from $749.6 million
o	Unit deliveries nearly unchanged at 1,514
o	Average selling price of deliveries down 2% to $484,000
●	Pretax income of $74.3 million, down 3% from $76.6 million
●	Net income of $54.6 million, or $0.86 per diluted share, down 15% from $63.9 million or $1.03 per diluted share*
o	Effective tax rate of 26.6% vs. 16.6%
●	Gross margin from home sales up 40 basis points to 19.5% from 19.1%
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") of 11.3% vs. 10.9%
●	Dollar value of net new orders up 25% to $967.9 million from $776.2 million
o	Unit net orders increased 32% to 2,273
o	Monthly sales absorption pace increased 12% to 4.1
o	Average selling price of net orders down 6% to $425,800

* Per share amount for the 2018 second quarter has been adjusted for the 8% stock dividend declared and paid in the 2019 first quarter.

2019 Outlook – Selected Information

●	Backlog dollar value at June 30, 2019 down 1% year-over-year to $1.93 billion
o	Estimated gross margin from homes in backlog at June 30, 2019 slightly lower than 2019 second quarter closing gross margin of 19.5%
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for the third quarter estimated to be in the 39% to 41% range
●	Active subdivision count at June 30, 2019 of 187, up 14% year-over-year and 13% from December 31, 2018
●	Quarterly dividend of $0.30 ($1.20 annualized) declared in July 2019

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 200,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2019, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Robert N. Martin

Senior Vice President and Chief Financial Officer

1-866-424-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$732,844	$749,608	$1,380,122	$1,357,296
Home cost of sales	(590,172)	(606,403)	(1,114,724)	(1,103,035)
Inventory impairments	-	(200)	(610)	(750)
Total cost of sales	(590,172)	(606,603)	(1,115,334)	(1,103,785)
Gross profit	142,672	143,005	264,788	253,511
Selling, general and administrative expenses	(82,712)	(81,571)	(164,973)	(152,912)
Interest and other income	2,764	1,774	5,155	3,633
Other expense	(1,110)	(871)	(2,301)	(1,434)
Homebuilding pretax income	61,614	62,337	102,669	102,798

Financial Services:
Revenues	18,597	21,372	36,001	40,407
Expenses	(9,574)	(9,611)	(18,531)	(18,442)
Interest and other income	1,367	1,240	2,631	2,260
Net gain on marketable equity securities	2,327	1,278	7,167	125
Financial services pretax income	12,717	14,279	27,268	24,350

Income before income taxes	74,331	76,616	129,937	127,148
Provision for income taxes	(19,738)	(12,717)	(34,794)	(24,485)
Net income	$54,593	$63,899	$95,143	$102,663

Comprehensive income	$54,593	$63,899	$95,143	$102,663

Earnings per share:
Basic	$0.88	$1.05	$1.55	$1.69
Diluted	$0.86	$1.03	$1.50	$1.66

Weighted average common shares outstanding:
Basic	61,336,404	60,590,899	61,138,982	60,466,527
Diluted	63,323,267	61,604,286	63,023,149	61,525,442

Dividends declared per share	$0.30	$0.28	$0.60	$0.56

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
	2019	2018
	(Dollars in thousands, except
	per share amounts)
ASSETS

Homebuilding:
Cash and cash equivalents	$390,061	$414,724
Restricted cash	12,911	6,363
Trade and other receivables	54,780	52,982
Inventories:
Housing completed or under construction	1,071,181	952,436
Land and land under development	1,156,009	1,180,558
Total inventories	2,227,190	2,132,994
Property and equipment, net	62,888	58,167
Operating lease right-of-use asset	31,600	-
Deferred tax asset, net	29,441	37,178
Prepaid and other assets	47,176	45,794
Total homebuilding assets	2,856,047	2,748,202
Financial Services:
Cash and cash equivalents	56,829	49,052
Marketable securities	48,105	40,879
Mortgage loans held-for-sale, net	109,337	149,211
Other assets	15,779	13,733
Total financial services assets	230,050	252,875
Total Assets	$3,086,097	$3,001,077
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$58,986	$50,505
Accrued liabilities	186,500	196,247
Operating lease liability	32,240	-
Revolving credit facility	15,000	15,000
Senior notes, net	988,683	987,967
Total homebuilding liabilities	1,281,409	1,249,719
Financial Services:
Accounts payable and accrued liabilities	60,498	58,543
Mortgage repurchase facility	83,039	116,815
Total financial services liabilities	143,537	175,358
Total Liabilities	1,424,946	1,425,077
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 61,922,406 and 56,615,352 issued and outstanding at June 30, 2019 and December 31, 2018, respectively	619	566
Additional paid-in-capital	1,333,095	1,168,442
Retained earnings	327,437	406,992
Total Stockholders' Equity	1,661,151	1,576,000
Total Liabilities and Stockholders' Equity	$3,086,097	$3,001,077

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
	(Dollars in thousands)
Operating Activities:
Net income	$54,593	$63,899	$95,143	$102,663
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,132	4,824	8,383	6,075
Depreciation and amortization	5,063	5,316	9,941	9,952
Inventory impairments	-	200	610	750
Net gain on marketable equity securities	(2,327)	(1,278)	(7,167)	(125)
Amortization of discount / premiums on marketable debt securities, net	-	(184)	-	(366)
Deferred income tax expense	5,063	3,134	7,759	3,557
Net changes in assets and liabilities:
Trade and other receivables	13,735	944	(36)	(2,317)
Mortgage loans held-for-sale	1,473	5,973	39,874	30,929
Housing completed or under construction	(120,665)	(68,198)	(118,528)	(133,576)
Land and land under development	42,934	(12,905)	24,438	(84,457)
Prepaid expenses and other assets	(5,291)	(5,497)	(4,206)	(5,108)
Accounts payable and accrued liabilities	2,607	9,070	(546)	15,835
Net cash provided by (used in) operating activities	1,317	5,298	55,665	(56,188)

Investing Activities:
Purchases of marketable securities	(331)	(5,898)	(5,116)	(14,659)
Maturities of marketable securities	-	50,000	-	50,000
Sales of marketable securities	320	3,760	5,057	12,460
Purchases of property and equipment	(7,474)	(6,735)	(13,860)	(13,051)
Net cash provided by (used in) investing activities	(7,485)	41,127	(13,919)	34,750

Financing Activities:
Payments on mortgage repurchase facility, net	(1,817)	(9,307)	(33,776)	(31,521)
Dividend payments	(18,521)	(16,928)	(35,636)	(33,793)
Proceeds from exercise of stock options	10,241	5,553	17,328	5,835
Net cash used in financing activities	(10,097)	(20,682)	(52,084)	(59,479)

Net increase (decrease) in cash, cash equivalents and restricted cash	(16,265)	25,743	(10,338)	(80,917)
Cash, cash equivalents and restricted cash:
Beginning of period	476,066	407,580	470,139	514,240
End of period	$459,801	$433,323	$459,801	$433,323

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$390,061	$378,219	$390,061	$378,219
Restricted cash	12,911	7,443	12,911	7,443
Financial Services:
Cash and cash equivalents	56,829	47,661	56,829	47,661
Total cash, cash equivalents and restricted cash	$459,801	$433,323	$459,801	$433,323

New Home Deliveries

	Three Months Ended June 30,
	2019			2018			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	785	$384,530	$489.8	769	$391,806	$509.5	2%	(2%)	(4%)
Mountain	534	287,476	538.3	522	268,541	514.4	2%	7%	5%
East	195	60,838	312.0	221	89,261	403.9	(12%)	(32%)	(23%)
Total	1,514	$732,844	$484.0	1,512	$749,608	$495.8	0%	(2%)	(2%)

	Six Months Ended June 30,
	2019			2018			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	1,537	$754,088	$490.6	1,450	$711,315	$490.6	6%	6%	0%
Mountain	943	496,668	526.7	938	477,173	508.7	1%	4%	4%
East	392	129,366	330.0	398	168,808	424.1	(2%)	(23%)	(22%)
Total	2,872	$1,380,122	$480.5	2,786	$1,357,296	$487.2	3%	2%	(1%)

Net New Orders

	Three Months Ended June 30,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	1,246	$550,742	$442.0	4.46	1,020	$458,082	$449.1	4.55	22%	20%	(2%)	(2%)
Mountain	690	318,275	461.3	3.56	508	250,454	493.0	2.97	36%	27%	(6%)	20%
East	337	98,843	293.3	4.36	193	67,627	350.4	2.65	75%	46%	(16%)	65%
Total	2,273	$967,860	$425.8	4.13	1,721	$776,163	$451.0	3.68	32%	25%	(6%)	12%

	Six Months Ended June 30,
	2019				2018				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	2,211	$1,003,236	$453.7	4.15	2,053	$937,759	$456.8	4.66	8%	7%	(1%)	(11%)
Mountain	1,409	669,523	475.2	3.53	1,175	590,045	502.2	3.45	20%	13%	(5%)	2%
East	609	182,141	299.1	4.33	397	147,943	372.7	2.82	53%	23%	(20%)	54%
Total	4,229	$1,854,900	$438.6	3.94	3,625	$1,675,747	$462.3	3.93	17%	11%	(5%)	0%

*Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2019	2018	Change	2019	2018	Change	2019	2018	Change
West	97	78	24%	94	75	25%	89	73	22%
Mountain	65	61	7%	65	57	14%	66	57	16%
East	25	25	0%	26	24	8%	23	24	(4%)
Total	187	164	14%	185	156	19%	178	154	16%

Backlog

	June 30,
	2019			2018			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	2,197	$1,016,327	$462.6	2,054	$1,011,780	$492.6	7%	0%	(6%)
Mountain	1,509	739,921	490.3	1,490	766,539	514.5	1%	(3%)	(5%)
East	587	173,436	295.5	454	170,364	375.3	29%	2%	(21%)
Total	4,293	$1,929,684	$449.5	3,998	$1,948,683	$487.4	7%	(1%)	(8%)

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2019	2018	Change
Unsold:
Completed	96	86	12%
Under construction	236	268	(12%)
Total unsold started homes	332	354	(6%)
Sold homes under construction or completed	3,023	2,980	1%
Model homes under construction or completed	457	373	23%
Total homes completed or under construction	3,812	3,707	3%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2019			June 30, 2018
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	8,611	2,446	11,057	7,906	2,916	10,822	2%
Mountain	6,457	2,741	9,198	5,329	4,041	9,370	(2%)
East	2,085	1,267	3,352	1,509	1,925	3,434	(2%)
Total	17,153	6,454	23,607	14,744	8,882	23,626	(0%)

Selling, General and Administrative Expenses

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Change	2019	2018	Change
	(Dollars in thousands)
General and administrative expenses	$39,326	$40,372	$(1,046)	$81,898	$76,125	$5,773
General and administrative expenses as a percentage of home sale revenues	5.4%	5.4%	0 bps	5.9%	5.6%	30 bps

Marketing expenses	$19,513	$17,215	$2,298	$37,809	$32,786	$5,023
Marketing expenses as a percentage of home sale revenues	2.7%	2.3%	40 bps	2.7%	2.4%	30 bps

Commissions expenses	$23,873	$23,984	$(111)	$45,266	$44,001	$1,265
Commissions expenses as a percentage of home sale revenues	3.3%	3.2%	10 bps	3.3%	3.2%	10 bps

Total selling, general and administrative expenses	$82,712	$81,571	$1,141	$164,973	$152,912	$12,061
Total selling, general and administrative expenses as a percentage of home sale revenues	11.3%	10.9%	40 bps	12.0%	11.3%	70 bps

Capitalized Interest

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
	(Dollars in thousands)
Homebuilding interest incurred	$15,980	$15,639	$32,011	$31,264
Less: Interest capitalized	(15,980)	(15,639)	(32,011)	(31,264)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$56,947	$58,738	$54,845	$57,541
Plus: Interest capitalized during period	15,980	15,639	32,011	31,264
Less: Previously capitalized interest included in home and land cost of sales	(14,734)	(16,150)	(28,663)	(30,578)
Interest capitalized, end of period	$58,193	$58,227	$58,193	$58,227